Earnings per share (Tables)	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Earnings per share
The following table summarises basic and diluted earnings per share calculations for the years presented:

	Year ended 31 December
	2024	2023	2022
Profit after taxes attributable to equity shareholders (€ million)	1,418	1,669	1,508
Basic weighted average number of Shares in issue(A) (million)	460	459	457
Effect of dilutive potential Shares(B) (million)	1	—	1
Diluted weighted average number of Shares in issue(A) (million)	461	459	458
Basic earnings per share(C) (€)	3.08	3.64	3.30
Diluted earnings per share(C) (€)	3.08	3.63	3.29
A.As at 31 December 2024, 31 December 2023 and 31 December 2022, the Group had 460,947,057, 459,200,818 and 457,106,453 Shares, respectively, in issue. As at 31 December 2024 the Group held 92,564 Shares that were acquired in the market by Coca-Cola Europacific Partners plc Employee Benefit Trust (see Note 18), classified as treasury shares for accounting purposes. The Shares held by the trust are excluded from the calculation of basic and diluted earnings per share. The Group did not hold any treasury shares as at 31 December 2023 and 31 December 2022, respectively.
B.For the years ended 31 December 2024, 31 December 2023 and 31 December 2022, no outstanding options to purchase Shares were excluded from the diluted earnings per share calculation. The dilutive impact of all outstanding options, unvested restricted stock units and unvested performance share units was included in the effect of dilutive securities.
C.Basic and diluted earnings per share are calculated prior to rounding.